United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under § 240.14a-12

SMARTKEM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SMARTKEM, INC.

Manchester Technology Centre, Hexagon Tower.

Delaunays Road, Blackley

Manchester, M9 8GQ U.K.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on August 25, 2023

To the Stockholders of SmartKem, Inc.

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of SmartKem, Inc. (the “Company”) to be held on August 25, 2023 at 12:00 p.m. Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/SMTK2023. You will not be able to attend the Annual Meeting at a physical location. At the Annual Meeting, stockholders will act on the following matters:

•	To elect two director nominees to serve as Class II directors for a three-year term expiring at the annual meeting of stockholders in 2026 (subject to the proposal to declassify our Board of Directors described below);
•	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023;
•	To adopt and approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock, at a specific ratio, ranging from one-for-thirty (1:30) to one-for-sixty (1:60), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board of Directors without further approval or authorization of our stockholders (the “Reverse Split”);
•	To approve an amendment to our 2021 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 4,376,571 to 26,008,708 (prior to giving effect to the Reverse Split);
•	To adopt and approve an amendment to our Amended and Restated Certificate of Incorporation to declassify our Board of Directors on the date on which shares of our common stock begin trading on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange and provide for the annual election of all directors; and
•	To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

Only holders of our common stock, par value $0.0001 per share, and holders of our Series A-1 preferred stock, par value $0.0001 per share (“Series A-1 Preferred Stock”), of record at the close of business on July 14, 2023 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof; provided, however, that the holders of our Series A-1 Preferred Stock will only have the right to vote on the proposal to approve the Reverse Split.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please submit your proxy to vote electronically via the Internet or by telephone, or please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Annual Meeting and prefer to vote during the Annual Meeting, you may do so even if you have already submitted a proxy to vote your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

By Order of the Board of Directors

Ian Jenks
Chairman and Chief Executive Officer

July  , 2023

Manchester, United Kingdom

PROXY STATEMENT

SMARTKEM, INC.

MANCHESTER TECHNOLOGY CENTRE, HEXAGON TOWER.

DELAUNAYS ROAD, BLACKLEY

MANCHESTER, M9 8GQ U.K.

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 25, 2023 at 12:00 p.m. Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to www.virtulshareholdermeeting.com/SMTK2023 using the 16-digit control number on the proxy card that accompanied the proxy materials. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.0001, per share and holders of our Series A-1 Convertible Preferred Stock, par value $0.0001 per share (“Series A-1 Preferred Stock”).

Proxies for the Annual Meeting are being solicited by the Board of Directors (the “Board”) of SmartKem, Inc. (the “Company”). This Proxy Statement is first being made available to stockholders on or about July  , 2023. A list of record holders of the Company’s common stock and Series A-1 Preferred Stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at Delaunays Road, Blackley Manchester, M9 8GQ U.K, during normal business hours for ten days prior to the Annual Meeting and available during the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on August 25, 2023.

Our proxy materials including the Proxy Statement for the Annual Meeting, our annual report for the fiscal year ended December 31, 2022 and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

ABOUT THE MEETING

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

•	To elect Klaas de Boer and Sri Peruvemba to serve as Class II directors for a three-year term expiring at the annual meeting of stockholders in 2026 (subject to the proposal to declassify our Board described below);
•	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023;
•	To approve an amendment to our Amended and Restated Certificate of Incorporation (the “Charter”), to effect a reverse stock split of our issued shares of common stock, at a specific ratio, ranging from one-for-thirty (1:30) to one-for-sixty (1:60), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Split”);
•	To approve an amendment to our 2021 Equity Incentive Plan (the “2021 Plan”) to increase the number of shares of common stock authorized for issuance thereunder from 4,376,571 to 26,008,708 (prior to giving effect to the Reverse Split);

•	To approve an amendment to our Charter to declassify our Board on the date on which shares of our common stock begin trading on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (the “Uplist Declassification Date”) and provide for the annual election of all directors; and
•	To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

What are the Board’s recommendations?

Our Board believes that the election of Messrs. de Boer and Peruvemba as directors, the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023, the Reverse Split and amendment to our Charter effecting the Reverse Split, the increase in the number of shares of common stock authorized for issuance under the 2021 Plan and the amendment to our Charter to declassify our Board upon the Uplist Declassification Date and provide for the annual election of all directors are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the proposals. If you are a stockholder of record and you return a properly executed proxy card or submit a proxy to vote over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the record date, July 14, 2023 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of that they held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Holders of record of shares of common stock have the right to vote on all matters brought before the Annual Meeting. Holders of record of shares of Series A-1 Preferred Stock have the right to vote only on the proposal to approve an amendment to our Charter to effect the Reverse Split at the discretion of the Board. All stockholders of record have the right to vote as a single class on the proposal to approve an amendment to our Charter to effect the Reverse Split at the discretion of the Board as a single class.

Holders of our common stock are entitled to one vote per share on each matter to be voted upon. Holders of our Series A-1 Preferred Stock are entitled to vote on an as-converted basis with our common stock on the proposal to approve an amendment to our Charter to effect the Reverse Split at the discretion of the Board. As of the Record Date, we had 29,587,773 shares of common stock outstanding and 11,099.36596 shares of Series A-1 Preferred Stock outstanding, which were convertible into an aggregate of 44,397,464 shares of common stock.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Attendance at the Annual Meeting shall solely be via the Internet at www.virtualshareholdermeeting.com/SMTK2023 using the 16-digit control number on the proxy card that accompanied the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location.

The live webcast of the Annual Meeting will begin promptly at 12:00 p.m. Eastern Time on August 25, 2023. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the Annual Meeting in advance of the designated start time.

An online portal will be available to our stockholders at www.proxyvote.com commencing approximately on or about July       , 2023. By accessing this portal, stockholders will be able to submit a proxy to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting at www.virtualshareholdermeeting.com/SMTK2023. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the Annual Meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder. We have retained Broadridge Financial Solutions to host our virtual Annual Meeting and to distribute proxies and receive, count and tabulate votes.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of at least one-third of the voting power of all issued and outstanding shares of our capital stock entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting, provided that, with respect to Proposals 1, 2, 4 and 5, at least one-third of the outstanding shares of common stock on the record date must also be present in person or by proxy at the Annual Meeting. Pursuant to the General Corporation Law of the State of Delaware, abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

How do I vote or submit a proxy to vote?

You may submit your proxy to vote on the Internet, by telephone, by mail or may vote by attending the Annual Meeting and voting electronically, all as described below. The Internet and telephone proxy submission procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

Submit a Proxy to Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com, and following the instructions provided in the proxy card that accompanied the proxy materials. If your shares are held with a broker, you will need to go to the website provided on your proxy card. Have your proxy card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you submit a proxy to vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on August 24, 2023.

Submit a Proxy to Vote by Telephone

If you are a stockholder of record, you can also submit a proxy to vote by telephone by dialing 1-800-690-6903. If your shares are held with a broker, you can submit a proxy to vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on August 24, 2023.

Submit a Proxy to Vote by Mail

You may choose to submit a proxy to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to submit a proxy to vote by mail as it must be received by 11:59 p.m., Eastern Time, on August 24, 2023.

Vote at the Annual Meeting

You will have the right to vote during the Annual Meeting on www.virtualshareholdermeeting.com/SMTK2023. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card to vote at our Annual Meeting.

Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The proxies to vote that are submitted electronically, telephonically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

•	filing with the Secretary of the Company a notice of revocation;
•	submitting a later-dated proxy to vote by telephone or on the Internet;
•	sending in another duly executed proxy bearing a later date; or
•	attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest proxy or vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, VStock Transfer LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

Assuming that a quorum is present, the following votes will be required:

•	With respect to the first proposal (election of Class II directors, “Proposal 1”), the directors are elected by a plurality of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote. As a result, withheld votes and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal.

•	The second proposal, to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023 (“Proposal 2”), requires the affirmative vote of a majority in voting power of the votes cast on this proposal by holders of our common stock, in person or by proxy. As a result, abstentions, if any, will not affect the outcome of the vote on this proposal. Because this proposal is “routine” (see below), no broker non-votes will occur on this proposal.

•	The third proposal (“Proposal 3”), to adopt and approve an amendment to our Charter to authorize the Board to effect the Reverse Split, requires the affirmative vote of a majority in voting power of the outstanding shares of our common stock and Series A-1 Preferred Stock entitled to vote on the proposal, voting together as a single class. Shares that are not represented at the Annual Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will have the same practical effect as a vote against this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

•	The fourth proposal (“Proposal 4”), to amend the 2021 Plan to increase the number of shares of common stock authorized for issuance thereunder from 4,376,571 to 26,008,708 , (prior to giving effect to the Reverse Split) requires the affirmative vote of a majority of the total votes cast on this proposal by holders of our common stock, in person or by proxy. Shares that are not represented at the Annual Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

•	The fifth proposal (“Proposal 5”), to adopt and approve an amendment to our Charter to declassify our Board upon the Uplist Declassification Date and provide for the annual election of all directors, requires the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of our common stock entitled to vote on the proposal. Shares that are not represented at the Annual Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will have the same practical effect as a vote against this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

•	With respect to any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the total votes cast by holders of our common stock, in person or by proxy, is required to approve such proposals, except as required by law. As a result, abstentions, if any, will not affect the outcome of the vote on these proposals. No broker non-votes will occur on any “routine” proposals, and broker non-votes will not affect the outcome of any “non-routine” proposals.

Under the General Corporation Law of the State of Delaware, our stockholders will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

A broker non-vote occurs when there is at least one “routine” matter to be considered at a meeting and a broker submits a proxy to vote on at least one “routine” proposal but does not vote on a given proposal because the broker does not have discretionary power for that particular item and has not received instructions from the beneficial owner on that proposal.

The election of directors (Proposal 1) is generally not considered to be a “routine” matter and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposal 1. The ratification of our independent registered public accounting firm (Proposal 2) is generally considered to be a “routine” matter, and therefore, a bank or broker may be able to vote on Proposal 2 even if it does not receive instructions from you, so long as it holds your shares in its name. Under the applicable rules governing brokers, we believe the proposal to adopt and approve an amendment to our Charter, to effect the Reverse Split at the discretion of the Board (Proposal 3) is likely to be considered a “routine” matter. If such proposal is “routine”, a bank or broker may be able to vote on Proposal 3 even if it does not receive instructions from you, so long as it holds your shares in its name. If, however, Proposal 3 is deemed by the New York Stock Exchange to be a “non-routine” matter, brokers will not be permitted to vote on Proposal 3 if the broker has not received instructions from the beneficial owner. If the New York Stock Exchange determines Proposal 3 to be “non-routine,” failure to vote on Proposal 3, which requires the affirmative vote of at least a majority in voting power of our issued and outstanding shares of common stock and Series A-1 Preferred Stock voting as a single class, or to instruct your broker how to vote any shares held for you in your broker’s names, will have the same effect as a vote against such proposal. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposal 3. The approval of an amendment to our 2021 Plan to increase the number of shares of common stock authorized for issuance thereunder from 4,376,571 to 26,008,708 (prior to giving effect to the Reverse Split) (Proposal 4) is generally not considered to be a “routine” matter and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposal 4. The adoption and approval of an amendment to our Charter to declassify our Board upon the Uplist Declassification Date and provide for the annual election of all directors (Proposal 5) is generally not considered to be a “routine” matter and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. If the New York Stock Exchange determines Proposal 5 to be “non-routine,” failure to vote on Proposal 5, which requires the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) in voting power of our issued and outstanding shares of common stock, or failure to instruct your broker how to vote any shares held for you in your broker’s names, will have the same effect as a vote against such proposal. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposal 5.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL 1: TO ELECT TWO DIRECTORS AS CLASS II DIRECTORS TO SERVE A
THREE-YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2026 AND UNTIL HIS
SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED

Our Board is divided into three classes: Class I, Class II and Class III, with each class serving a three-year term. Vacancies on the Board may be filled only by the affirmative vote of a majority of the total remaining directors then in office, even if less than a quorum, or by a sole remaining director. A director elected by the Board to fill a vacancy in a class or a newly created directorship created by an increase in the number of directors in a class, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Our Board presently has five members. There are two directors in the class (Class II) whose term of office expire in 2023. Each of the nominees listed below is currently a director of the Company. If elected at the Annual Meeting, each nominee would serve until our 2026 annual meeting and until his successor has been duly elected and qualified, or, if sooner, until his earlier resignation, death or removal. However, if Proposal 5 is adopted, approved and implemented, our Board would be declassified on the Uplist Declassification Date, and the terms of all directors (including the directors elected at this Annual Meeting) will expire at the annual meeting immediately following the Uplist Declassification Date. If Proposal 5 is adopted, approved and implemented, from and after the Uplist Declassification Date, the terms of all directors elected at an annual meeting will expire at the next annual meeting of stockholders

Directors are elected by a plurality of the votes cast. Stockholders may not vote, or submit a proxy, for more than two nominees. The nominees receiving the highest number of affirmative votes will be elected. Unless otherwise directed, shares represented by executed proxies will be voted for the election of Mr. de Boer and Mr. Peruvemba. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Class II Nominees for Election for a Term Expiring at the 2026 Annual Meeting

The following table sets forth the name, age and position and tenure of the individuals nominated for election as our Class II directors for a term expiring at the 2026 annual meeting:

Name	Age	Position	Served as a Director Since
Klaas de Boer	58	Director	2021
Sri Peruvemba	58	Director	2023

The following includes a brief biography of each of Mr. de Boer and Mr. Peruvemba, based on information furnished to us by each of them, with such biography including information regarding the experiences, qualifications, attributes or skills that caused our Nominating and Corporate Governance Committee and the Board to determine that each of them should continue to serve as members of our Board.

Klaas de Boer has served as a member of our Board since February 2021 and has served as a member of the board of directors of our subsidiary SmartKem Ltd. since 2017. From January 2008 until June 2021, Mr. de Boer served as the managing partner of Entrepreneurs Fund Management LLP, a venture capital firm. Mr. de Boer served as a director of Lifeline Scientific Inc., Heliocentris Energy Solutions AG and serves as chair of AIM listed Xeros Technology Group plc. Mr. de Boer has been a venture capitalist for more than 20 years. Mr. de Boer received his M.Sc. degree in Applied Physics from Delft University of Technology and his M.B.A. from INSEAD. We believe that Mr. de Boer’s venture capital experience, experience with complex technology companies and previous experience as a director of publicly traded companies qualify him to serve on our Board.

Sri Peruvemba has served a member of our Board since July 2023. From September 2019 until his appointment to the Board, Mr. Peruvemba served as a consultant (CMO) to the Company. Since July 2014, he has served as the chief executive officer of Marketer International Inc., a consulting services firm specializing in the global high-tech industry. Prior to that, from December 2009 to April 2013, Mr. Peruvemba was the chief marketing officer for E Ink Holdings, a company specializing in electronic paper displays. Since June 2020, Mr. Peruvemba has served on the board of directors of WiSA Technologies, Inc. (NASDAQ: WISA), an audio wireless technology company. He has also served as a board member of Visionect d.o.o, an electronics company in Slovenia since September 2017. Mr. Peruvemba has also served as chairman of the board of Omniply, a Montreal-based electronics and display company, since May 2020 and as board member of Edgehog Advanced Technologies an anti-reflective technology company in Canada, since January 2023. Mr. Peruvemba has a B.S. from R. V. College of Engineering, Bangalore, an M.B.A. from Barton School of Business, WSU and a post-graduate diploma in management from Indira Gandhi National University. We believe that Mr. Peruvemba’s marketing experience and experience in the technology industry qualify him to serve on our Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS II DIRECTOR NOMINEES.

Continuing Directors

Prior to the consummation of the transactions (the “Exchange”) contemplated by the Share Exchange Agreement dated as of February 23, 2021 (the “Share Exchange Agreement”), certain current directors served on the board of directors of SmartKem Ltd.

The following table sets forth the name, age, position and tenure of the directors who are serving for terms that end following the Annual Meeting:

Name	Age	Position(s)	Served as an Officer or Director Since
Class I Director:
Steven DenBaars	61	Director	2022
Class III Directors:
Ian Jenks	69	Chairman of the Board and Chief Executive Officer	2021
Barbra C. Keck	45	Chief Financial Officer and Director	2021

The following biographical descriptions set forth certain information with respect to directors who are serving for terms that end following the Annual Meeting, based on information furnished to us by each director.

Class I Director Continuing in Office until the 2025 Annual Meeting

Steven DenBaars has been a member of the Board since 2022. Professor DenBaars is a Distinguished Professor of Materials and Co-Director of the Solid-State Lighting and Energy Electronics Center at University of California, Santa Barbara. Professor DenBaars joined UCSB in February 1991, and currently holds the Mitsubishi Chemical Chair in Solid State Lighting and Displays. He has served on the board of directors of Akoustis Technologies, Inc. (NASDAQ: AKTS), a developer and manufacturer of radio frequency filters for mobile devices, since May 2015 and has served on its technology committee since July 2017. He has also been a member of the board of directors of Aeluma, Inc., a privately held start-up engaged in the manufacture high performance sensors for mobile devices and vehicles, since June 2021. Professor Denbaars was formerly a co-founder and board member of privately held technology start-up companies, Soraa Inc. and Soraa Laser Diode Inc. Professor DenBaars has a Bachelor of Science in Metallurgical Engineering from the University of Arizona and a Master of Science and a Ph.D. in Material Science and Electrical Engineering from the University of Southern California. Professor DenBaars is a member of the National Academy of Engineering, and a Fellow of IEEE and National Academy of Inventors. We believe that Professor DenBaars’s years of experience in the electronics industry and his extensive research involving semiconductors qualify him to serve on our Board.

Class III Directors Continuing in Office until the 2024 Annual Meeting

Ian Jenks has served as our Chief Executive Officer since December 2017 and as Chairman of the Board since February 2021. Mr. Jenks has more than 30 years of board-level experience in the industrial technology industry and has served as chief executive officer of companies operating in the United States and Europe. Mr. Jenks founded and since August 2010 has acted as the chief executive officer of Ian Jenks Limited, a consulting company providing consulting services to companies in the industrial technology industry. Mr. Jenks’s past directorships include Techstep ASA, a provider of managed mobile services in the Nordics, Paysafe plc., an international provider of payment processing services, and Brady plc, a provider of commodity trading software. Until December of 2013, Mr. Jenks served as the chief executive officer and a director of Intune Networks Ltd., a company based in Dublin, Ireland, and its wholly-owned subsidiary. In January of 2014, Intune Networks Ltd. and its wholly-owned subsidiary were put into administrative receivership by the investors of Intune Networks Ltd. Mr. Jenks also has served and continues to serve as a director of a number of private companies. Mr. Jenks received a B.Sc. in Aeronautical Engineering from Bristol University. We believe that Mr. Jenks’ significant management experience and experience in the technology industry qualify him to serve on our Board.

Barbra C. Keck has served as our Chief Financial Officer since December 2022 and has served as a member of our Board since February 2021. From February 2021 until December 2022, Ms. Keck served as the chair of the Audit Committee of the Board. From February 2021 until December 2022, Ms. Keck served as the chief financial officer of Deverra Therapeutics, Inc., a developer of cell therapies. From January 2009 until May 2020, she held positions of increasing responsibility at Delcath Systems, Inc., an interventional oncology company, starting as controller and ultimately becoming a senior vice president in March 2015 and chief financial officer in February 2017. Ms. Keck received an M.B.A. in Accountancy from Baruch College and a Bachelor of Music in Music Education from the University of Dayton. We believe that Ms. Keck’s significant management experience, including as our Chief Financial Officer, qualify her to serve on our Board.

CORPORATE GOVERNANCE

Board of Directors Composition

Our Board is currently composed of five directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of Board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business and understanding of the competitive landscape.

Board of Directors Meetings

Our Board met seven times in 2022. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. All of the directors serving on our Board at the time attended the 2022 annual meeting of stockholders, which was held remotely.

Director Independence

Our securities are not listed on a national securities exchange or on any inter-dealer quotation system that has a requirement that a majority of directors be independent. We evaluate independence by the standards for director independence set forth in the Nasdaq Marketplace Rules. Under such rules, our Board has determined that Messrs. de Boer and DenBaars are independent directors. Neither Mr. Jenks nor Ms. Keck are independent directors under these rules because they are executive officers of the Company. Mr. Peruvemba is not an independent director because prior to his appointment to our Board, he served as a consultant to the Company and received compensation from the Company in excess of $120,000 during at least one twelve-month period preceding his appointment to our Board. Robert Bahns, who resigned from the Board in September of 2022, was not an independent director, because he was an executive officer of the Company. Simon King, who served as a director until our 2022 annual meeting of stockholders in June 2022, was an independent director. In making such independence determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our Board considered the association of such persons with the holders of more than 5% of our common stock. There are no family relationships among any of our directors and any of our executive officers. At the time, if any, that shares of our common stock are listed on Nasdaq or another national securities exchange, we intend to comply with any applicable requirements of such exchange with respect to the composition of our Board.

Board Committees

As our common stock is not presently listed for trading or quotation on a national securities exchange, we are not presently required to have board committees. However, our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operates pursuant to a charter adopted by our Board. Members serve on these committees until their resignation or until otherwise determined by the Board. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act and SEC rules and regulations and, at the time, if any, that shares of our common stock are listed on Nasdaq or another national securities exchange, we intend to comply with any applicable requirements of such exchange with respect to the composition of our Board committees.

Audit Committee

Mr. DenBaars and Mr. de Boer serve on the Audit Committee, which is chaired by Mr. de Boer. Our Board has determined that each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that each are “independent” for Audit Committee purposes as that term is defined under SEC and Nasdaq Marketplace Rules. Prior to her employment as our Chief Financial Officer, the Board had designated Ms. Keck as an “audit committee financial expert,” as defined under the applicable rules of the SEC. At the time she became our Chief Financial Officer, Ms. Keck no longer met the independence requirements for membership on the Audit Committee and stepped down as a member. In July 2023, the Board designated Mr. de Boer as an “audit committee financial expert,” as defined under the applicable rules of the SEC. At the time, if any, that shares of our common stock are listed on Nasdaq or another national securities exchange, we intend to comply with any applicable requirements of such exchange with respect to the composition of our Audit Committee. Under the terms of the securities purchase agreement entered into in connection with our June 2023 private placement, we agreed to appoint an “audit committee financial expert” reasonably satisfactory to the placement agents for that offering no later than the date on which shares of our common stock begin trading on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange.

The Audit Committee’s responsibilities include, but are not limited to:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•	recommending, based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements will be included in our Annual Report on Form 10-K;
•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•	preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;
•	reviewing all related person transactions for potential conflict of interest situations and making recommendations to our Board regarding all such transactions; and
•	reviewing earnings releases.

Our Audit Committee operates pursuant to a charter that is available on our website at https://ir.smartkem.com/ under the Governance section. Our Audit Committee met four times in 2022.

Compensation Committee

Mr. DenBaars and Mr. de Boer serve on the Compensation Committee, which is chaired by Mr. DenBaars. Our Board has determined that each member of the Compensation Committee is “independent” as defined under the Nasdaq Marketplace Rules. The Compensation Committee’s responsibilities include, but are not limited to:

•	annually reviewing and approving the corporate goals and objectives to be considered in determining the compensation of our Chief Executive Officer;

•	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation: (i) recommending to the Board the cash compensation of our Chief Executive Officer and (ii) reviewing and recommending to the independent directors on the Board regarding grants and awards to our Chief Executive Officer under equity-based plans;
•	reviewing and approving the cash compensation of our other executive officers;
•	reviewing and establishing our overall management compensation, philosophy and policy;
•	overseeing and administering our compensation and similar plans;
•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the Nasdaq Marketplace Rules;
•	reviewing and approving our policies and procedures for the grant of equity-based awards;
•	reviewing and recommending to the Board the compensation of our directors;
•	preparing the Compensation Committee report required by SEC rules, if and when required, to be included in our annual proxy statement; and
•	reviewing and approving the retention, termination or compensation of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Our Compensation Committee operates pursuant to a charter that is available on our website at https://ir.smartkem.com/ under the Governance section. Our Compensation Committee met once in 2022.

Nominating and Corporate Governance Committee

Mr. DenBaars and Mr. de Boer serve on the Nominating and Corporate Governance Committee, which is chaired by Mr. de Boer. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the Nasdaq Marketplace Rules.

The Nominating and Corporate Governance Committee’s responsibilities include, but are not limited to:

•	developing and recommending to the Board criteria for Board and committee membership;
•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•	reviewing the composition of the Board to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•	identifying individuals qualified to become members of the Board;
•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;
•	periodically reviewing and reassessing the adequacy of the code of business conduct and ethics and the corporate governance guidelines; and
•	overseeing the evaluation of our Board and management.

Our Nominating and Corporate Governance Committee operates pursuant to a charter that is available on our website at https://ir.smartkem.com/ under the Governance section. Our Nominating and Corporate Governance Committee did not meet in 2022.

Our Board may, from time to time, establish other committees.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to our Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below.

•	the name and address of record of the security holder;
•	a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”);
•	the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;
•	a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;
•	a description of any arrangements or understandings between the security holder and the proposed director candidate; and
•	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure and Role in Risk Oversight

The chief executive officer and chairman positions are held by Ian Jenks. Mr. Jenks also beneficially owns approximately 3.5% of our common stock as of July 14, 2023. Periodically, our Board assesses these roles and the Board leadership structure to ensure the interests of the Company and our stockholders are best served. Our Board has determined that its current leadership structure is appropriate. Mr. Jenks, as our Chief Executive Officer, has extensive knowledge of all aspects of the Company, our business and risks, and our customers. Our Board has no lead independent director; however, the Board may choose to elect one.

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the board’s risk strategy. While the Board oversees the Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.

Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as the Secretary considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our employees, officers and directors. A current copy of our code is posted on our website, which is located www.smartkem.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s)	Serving in Position Since
Ian Jenks	69	Chairman of the Board and Chief Executive Officer	2017
Barbra Keck	45	Chief Financial Officer and Director	2022
Beverley Brown, Ph.D.	61	Chief Scientist	2014
Simon Ogier, Ph.D.	50	Chief Technology Officer	2019

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Ian Jenks, Chairman of the Board and Chief Executive Officer

See description under “Class III Nominees Continuing in Office until the 2024 Annual Meeting.”

Barbra Keck, Chief Financial Officer and Director

See description under “Class III Nominees Continuing in Office until the 2024 Annual Meeting.”

Beverley Brown, Ph.D., Chief Scientist

Dr. Brown has served as our Chief Scientist since July 2014. She provides services to us through her consulting company, B Brown Consultants Ltd. Prior to joining our company, she held a number of research and development positions with increasing responsibilities at Imperial Chemical Industries Ltd., Zeneca Group PLC and at the Avecia Group PLC. She formed BAB Consultants Ltd in 2006 and for approximately eight years provided consulting services to a number of chemical companies, as well as to the U.K. government and CPI. Dr. Brown has worked in the field of organic semiconductor technology and in the area of printable electronics for almost 20 years. Dr. Brown holds a Ph.D. in Organic Chemistry from the University of Glasgow.

Simon Ogier, Ph.D., Chief Technology Officer

Dr. Ogier has served as our Chief Technology Officer since June 2019. From August 2015 to June 2019 Dr. Ogier was CTO at NeuDrive Limited, a developer of organic semiconductor materials for sensor and other electronic applications, where he was responsible for the development of processes to fabricate OTFTs and to integrate them into biosensor devices. From April 2007 to July 2015, Dr. Ogier was Head of Research and Development within the U.K.’s Printable Electronics Technology Centre (“PETEC”) at CPI. He was responsible for the establishment of the PETEC facility and for developing the technical programs of work to build a capability within the U.K. for printed/plastic electronics processing. Dr. Ogier is a member of the IEC TC119 standards committee for Printed Electronics, leading the development of international standard IEC62899-203 (Semiconductor Ink) and is a Fellow of the Institute of Physics. Dr. Ogier has over 19 years of experience developing high performance organic semiconductors for transistor applications. Dr. Ogier has co-authored a number of journal articles and is a co-inventor on a number of patents families. He received a bachelor’s degree and Ph.D. in Physics from the University of Leeds.

EXECUTIVE COMPENSATION

Summary Compensation Table

From our inception to the closing of the Exchange, no compensation was earned by or paid to our executive officers. SmartKem Ltd. became our wholly owned subsidiary upon the closing of the Exchange on February 23, 2021, and its senior management became our senior management. The following table shows the compensation awarded to or earned by our principal executive officer during the fiscal year ended December 31, 2022 and December 31, 2021, our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2022 and December 31, 2021, and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer as of December 31, 2022. The persons listed in the following table are referred to herein as the “named executive officers.”

Officer Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation (2)	Total
		$	$	$	$	$
Ian Jenks	2022	313,500	76,500	156,840	22,093	568,933
Chief Executive Officer	2021	294,379	179,881	611,775	20,787	1,106,822
Beverly Brown (3)	2022	217,163	41,053	47,052	-	305,268
Chief Scientist	2021	236,101	74,321	543,617	-	854,039
Simon Ogier	2022	165,051	60,575	191,180	12,033	428,838
Chief Technology Officer	2021	163,790	20,474	-	9,830	194,094

(1)	The amounts reported represent the aggregate grant-date fair value of the stock options awarded to the named executive officer, calculated in accordance with ASC 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-based vesting conditions.

(2)	Represents our contributions to our workplace pension scheme and private healthcare insurance.

(3)	Represents consulting fees paid to Dr. Brown’s consulting company.

In accordance with the U.K. Pensions Act 2008 (the “Pensions Act”), we have established a workplace pensions scheme available for all our employees in the UK, which is equivalent to a defined contribution plan. In accordance with the Pensions Act, all eligible employees are automatically enrolled upon joining our company unless they advise they wish to opt out. As defined by the Pensions Act, the current required contributions are 5% employee and 3% employer. We match employee contributions to a maximum of 6% of base salary. Contributions made by us vest immediately.

Employment and Change in Control Agreements

We have entered into an employment agreement with Mr. Jenks (the “Jenks Employment Agreement”) dated as of February 23, 2021 (the “Commencement Time”) setting forth the terms and conditions of his employment and his expectations as our Chief Executive Officer and President. The Jenks Employment Agreement provides, among other things, for: (i) a term of three years beginning from the Commencement Time, subject to automatic renewal for successive one year terms unless either party provides sixty (60) days prior written notice of its intent not to renew; (ii) an annual base salary of $300,000; (iii) eligibility for an annual bonus having a target of 30% of his then base salary; and (iv) in the event that Mr. Jenks’ employment is terminated without “cause” or he resigns “for good reason” (each as defined in the Jenks Employment Agreement), or his employment is terminated at the end of the any term, as the result of our company providing notice of non-renewal, subject to execution and non-revocation of a release of claims in our favor, Mr. Jenks’ will be eligible for: (a) payments equal to six (6) months of Mr. Jenks’ base salary (at the rate in effect immediately prior to the date of termination), less applicable withholdings and authorized deductions, to be paid in equal installments in accordance with our customary payroll practices, (b) a pro-rata bonus for the year of termination and (c) in the event Mr. Jenks timely elects to continue his health insurance employee benefits pursuant to COBRA, monthly payments equal to the applicable COBRA costs for a period of six (6) months. Mr. Jenks is subject to non-compete and non-solicit provisions, which applies during the term of his employment and for a period of 12 months following termination of his employment for any reason. The Jenks Employment Agreement also contains customary confidentiality and assignment of inventions provisions.

We entered into a consultancy agreement with B Brown Consultants Ltd, Dr. Brown’s consultancy company, dated as of February 23, 2021 (the “Brown Consultancy Agreement”). The Brown Consultancy Agreement provides, among other things, for: (i) Dr. Brown (or, with the approval of our board a substitute) is to provide defined services to SmartKem; (ii) the Brown Consultancy Agreement will continue for a fixed term of three years unless terminated (a) by either party giving not less than 12 months’ prior notice in writing, or (b) by SmartKem for “cause”; and (iii) a monthly fee, payable monthly in arrears within 30 days of receipt of an invoice, by reference to daily rate of $1,119 plus applicable value added taxes and an hourly rate of $139.90 plus applicable value added taxes. SmartKem also agreed to reimburse certain expenses incurred in connection with the services to be provided under the Brown Consultancy Agreement.

We entered into a service agreement with Dr. Ogier, dated as of February 23, 2021 (the “Ogier Employment Agreement”). The Ogier Employment Agreement provides, among other things, for: (i) a three-month Probationary Period whereby Dr. Ogier may be terminated at any time during such period upon one week’s notice or payment in lieu of notice; (ii) upon the completion of the Probationary Period by Dr. Ogier, the Ogier Employment Agreement will continue until terminated (a) by either party giving not less than six months’ prior notice in writing, (b) by SmartKem electing to make a “Payment in Lieu” whereby SmartKem pays to Dr. Ogier an amount equal to his salary which he would have been entitled to receive during the notice period referenced in clause (a), or (c) for “cause”; (iii) an annual base salary of $163,788; and (iv) Dr. Ogier’s participation in SmartKem’s pension program and death in service (life insurance) scheme.

Outstanding Equity Awards at December 31, 2022

The following table presents information regarding the outstanding options held by each of our named executive officers as of December 31, 2022.

			Option Awards
			Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration
Name	Grant Date	Type	Exercisable	Unexercisable	Price ($)	Date (1)
Ian Jenks	3/31/2021	ISO	261,241	335,884	$2.00	3/31/2031
	07/08/2022	ISO	-	150,000	$2.00	07/08/2032
Beverly Brown (2)	2/23/2021	NQSO	178,086	-	$0.001	2/23/2031
	3/31/2021	ISO	81,633	104,968	$2.00	3/31/2031
	07/08/2022	NQSO	-	45,000	$2.00	07/08/2032
Simon Ogier	3/31/2021	EMI	81,633	104,969	$2.00	3/31/2031
	07/08/2022	NQSO	-	45,000	$2.00	07/08/2032

(1)	The expiration date shown is the normal expiration date and the latest date that options may be exercised subject to certain extraordinary events.

(2)	Consists of SmartKem Ltd. Unapproved Options held by Dr. Brown’s consulting company.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation paid to our directors during 2022.

Director Name	Year	Cash Compensation		Stock Option Awards (1)	All Other Compensation		Total
		$		$	$		$
Barbra Keck (2)	2022	34,239	(3)	6,274	-	(4)	40,513
Klaas de Boer (5)	2022	36,000		6,274	-		42,274
Steven DenBaars (6)	2022	18,000		18,821	-		36,821
Simon King (7)	2022	-		-	-		-

(1)	The amounts reported represent the aggregate grant-date fair value of the stock options awarded to the named executive officer, calculated in accordance with ASC 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-based vesting conditions.

(2)	The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2022 held by Ms. Keck was 474,000. Options to purchase 450,000 shares of common stock were issued to Ms. Keck in connection with her appointment as our Chief Financial Officer.

(3)	Represents amounts paid for board service prior to Ms. Keck’s appointment as our Chief Financial Officer on December 14, 2022.

(4)	Ms. Keck has served as our Chief Financial Officer since December 14, 2022. Pursuant to the Keck Employment Agreement, Ms. Keck is entitled to an annual base salary of $300,000 and an annual bonus of up to 40% of her base compensation subject to achievement of key performance indicators as determined by the board of directors. Ms. Keck was not paid any additional compensation for her services as a director subsequent to her appointment as our Chief Financial Officer. Ms. Keck is currently an executive officer, but is not a “named executive officer.”

(5)	The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2022 held by Mr. de Boer was 24,000.

(6)	The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2022 held by Mr. DenBaars was 18,000.

(7)	Dr. King served as a member of our board of directors until our 2022 annual meeting of stockholders, which occurred on June 30, 2022. The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2022 held by Dr. King was nil.

Robert Bahns resigned from the board of directors effective September 19, 2022 and had also served as our Chief Financial Officer until such time. Mr. Bahns was an executive officer of our Company, but is not a “named executive officer.” Mr. Bahns received no additional compensation for services provided as a director.

Non-Employee Director Compensation

On March 31, 2021, the board of directors, upon recommendation of the Compensation Committee, adopted a non-employee director compensation policy (the “Policy”), pursuant to which each non-employee employee director is entitled to receive an annual cash retainer of $36,000. In addition, each non-employee director was initially granted options to purchase 18,000 shares of common stock, which will vest 25% on the one-year anniversary of the grant date and the remainder in equal monthly installments over three years and is entitled in each subsequent year to receive options to purchase 6,000 shares of common stock, which will vest on the one-year anniversary of the grant date. All equity awards granted pursuant to Policy are subject to the terms and conditions of the Company’s 2021 Equity Incentive Plan and/or the UK Tax-Advantaged Sub-Plan.

EQUITY COMPENSATION PLAN INFORMATION

The 2021 Equity Incentive Plan which includes a UK Tax-Advantaged Sub-Plan for employees of SmartKem based in the United Kingdom (the “2021 Plan”) was approved by our board of directors and stockholders on February 23, 2021. The general purpose of the 2021 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors, and consultants, and to promote the success of our business.

The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2022.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c) (2)
Equity compensation plans approved by security holders (1)	2,829,756	$1.81	447,607
Equity compensation plans not approved by security holders	-	-	-
Total	2,829,756	$1.81	447,607

(1)	The amounts shown in this row include securities under the 2021 Plan.
(2)	In accordance with the “evergreen” provision in our 2021 Plan, an additional 1,079,399 shares were automatically made available for issuance on the first day of 2023, which represents 4.0% of the number of shares outstanding on December 31, 2022; these shares are excluded from this calculation.

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of SmartKem, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2022 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2022.
2.	The Audit Committee has discussed with representatives of BDO LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
3.	The Audit Committee has discussed with BDO LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB.

In addition, the Audit Committee considered whether the provision of non-audit services by BDO LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the Securities and Exchange Commission.

Audit Committee of SmartKem, Inc.

Klaas de Boer

Steven DenBaars

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of July 14, 2023, by:

•	each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the common stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our directors and current executive officers as a group.

We have determined beneficial ownership in accordance with SEC rules. Except as indicated in the footnotes below, and subject to applicable community property laws, we believe, based on the information furnished to us, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The percentage of beneficial ownership is based on 29,587,773 shares of our common stock. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity, we deemed to be outstanding all securities as to which such person or entity has the right to acquire within 60 days of July 14, 2023, through the exercise of any option or other right. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. Certain beneficial owners of our common stock own shares of our Series A-1 Preferred Stock or Series A-2 Preferred Stock and/or warrants to purchase shares of our common stock that contain blockers preventing the holder from converting its shares or exercising its warrants if as a result of such conversion or exercise the holder would beneficially own more than 4.99% or 9.99%, as applicable, of our common stock. In preparing the table below, we have given affect to those blockers where applicable. Unless otherwise noted below, the address of each beneficial owner named below is c/o SmartKem, Inc., Manchester Technology Center, Hexagon Tower, Delaunays Road, Blackley Manchester, M9 8GQ U.K.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (#)	Percentage of Common Stock Beneficially Owned (%)
5% Stockholders:
Octopus Investments Limited, 33 Holborn, London EC1N 2HT (1)	7,476,028	25.3
Entrepreneurs Fund LP, 2nd Floor, Windward House, La Route de la Liberation, St Helier, Jersey, JE2 3BQ, The Channel Islands (2)	3,585,252	12.1
Orin Hirschman, 6006 Berkeley Ave., Baltimore, MD 21209 (3)	2,955,818	9.99
Mark Tompkins Apt. 1, Via Guidino 23, 6900 Lugano-Paradiso Switzerland	2,292,162	7.7
The Hewlett Fund LP, 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570 (4)	2,955,818	9.99
Named Executive Officers and Directors:
Ian Jenks (5)	1,038,393	3.5
Barbra C. Keck (6)	12,625	*
Beverley Brown (7)	323,951	1.1
Simon Ogier (8)	323,951	1.1
Klaas de Boer (9)	612,625	2.1
Steven DenBaars(10)	30,250	*
Sri Peruvemba(11)	66,029	*
All directors and current executive officers as a group (7 persons)	2,407,824	8.1

* Less than 1%

(1)	Consists of 7,416,307 shares of our common stock held by Octopus Titan VCT Plc and 59,721 shares of our common stock held by Octopus Investments Nominees Limited (collectively, the “Octopus Funds”). Octopus Investments Limited (“Octopus”) is the sole manager of each of the Octopus Funds. Through Octopus's position with Octopus Funds, Octopus is deemed to control the voting and disposition of the shares of our common stock held by the Octopus Funds. Octopus disclaims beneficial ownership of the shares of our common stock held by the Octopus Funds except to the extent of its pecuniary interest therein.

(2)	Consists of 3,585,252 shares of our common stock held by Entrepreneurs Fund LP (“Entrepreneurs Fund”). Entrepreneurs Fund General Partner Limited (the “Entrepreneurs General Partner”) is the general partner of the Entrepreneurs Fund. By virtue of such relationship, Entrepreneurs General Partner may be deemed to have voting and investment power with respect to the securities held by Entrepreneurs Fund. Entrepreneurs Fund General Partner disclaims beneficial ownership of the shares of our common stock held by Entrepreneurs Fund except to the extent of its indirect pecuniary interest therein.

(3)	Based upon information contained in a Schedule 13G/A filed by AIGH Capital Management, LLC (“AIGH CM”) and Mr. Orin Hirschman on February 15, 2023 and other information known to the Company. Consists of shares of common our common stock held by AIGH Investment Partners, L.P. (“AIGH LP”), WVP Emerging Manger Onshore Fund, LLC (“WVP”) and by AIGH Investment Partners, LLC (“AIGH LLC”). Includes, after giving effect to 9.99% beneficial ownership blockers, shares of common stock issuable upon the conversion of Series A-1 Preferred Stock and the exercise of certain warrants. . Mr. Hirschman is the managing member of AIGH CM, which is an advisor or sub-advisor with respect to the securities held by AIGH LP and WVP, and president of AIGH LLC. Mr. Hirschman has voting and investment control over the securities indirectly held by AIGH CM and directly by AIGH LP and AIGH LLC.

(4)	Includes, after giving effect to 9.99% beneficial ownership blockers, shares of common stock issuable upon the conversion of Series A-1 Preferred Stock and the exercise of certain warrants. Mr. Martin Chopp is the general partner of The Hewlett Fund LP and has voting and investment control over the securities held by The Hewlett Fund LP.

(5)	Includes 633,880 shares of our common stock held and options to acquire 404,513 shares of our common stock exercisable within 60 days of July 14, 2023.

(6)	Consists of options to acquire 12,625 shares of our common stock exercisable within 60 days of July 14, 2023.

(7)	Includes 20,002 shares of our common stock held by B Brown Consultants Ltd and options to acquire 303,949 shares of our common stock exercisable within 60 days of July 14, 2023, held by Dr. Brown. Dr. Brown exercises dispositive and voting power over the securities owned by B Brown Consultants Ltd.

(8)	Includes 198,087 shares of our common stock held and options to acquire 125,864 shares of our common stock exercisable within 60 days of July 14, 2023.

(9)	Consists of (i) 200,000 shares of our common stock purchased by Mr. de Boer’s spouse in our private placement that closed in February of 2021 (the “Offering”), (ii)options to acquire 12,625 shares of our common stock exercisable within 60 days of July 14, 2023, (iii) 200,000 shares of common stock issuable upon conversion of Series A-2 Preferred Stock and (iv) 200,000 shares of common stock issuable upon exercise of certain warrants.

(10)	Consists of 25,000 shares of our common stock purchased by Mr. DenBaars in the Offering and options to acquire 5,250 shares of our common stock exercisable within 60 days of July 14, 2023.

(11)	Consists of options to acquire 66,029 shares of our common stock exercisable within 60 days of July 14, 2023.

TRANSACTIONS WITH RELATED PERSONS

The following is a description of transactions since January 1, 2021, and each currently proposed transaction in which:

•	the Company has been or is to be a participant;
•	the amount involved exceeded or will exceed the lesser of $120,000 or 1% of our total assets at year-end for our last two completed fiscal years; and
•	any of our directors, executive officers or beneficial owners of more than 5% of our common stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described in the section titled “Executive Compensation.”

June 2023 Private Placement

In June of 2023, we completed a private placement (the “2023 Private Placement”) pursuant to which we sold an aggregate of (i) 11,099.36596 shares of Series A-1 Preferred Stock,  initially convertible into an aggregate of 36,916,000 shares of Common Stock at a conversion price of $0.25 (subject to adjustment in certain circumstances), (ii) 3,050 shares of Series A-2 Preferred Stock initially convertible into an aggregate of 11,800,000 shares of Common Stock at a conversion price of $0.25 (subject to adjustment in certain circumstances) , (iii) Class A Warrants to purchase up to 56,597,464 shares of Common Stock at an exercise price $0.25 per share (subject to adjustment in certain circumstances), and (iv) Class B Warrants to purchase up to 27,943,860 shares of Common Stock at an exercise price of $0.01 per share (subject to adjustment in certain circumstances). In connection with the 2023 Private Placement, we, the purchasers and we entered into a securities purchase agreement (the “Purchase Agreement”) and a related registration rights agreement (the “2023 Registration Rights Agreement”). Pursuant to the 2023 Registration Rights Agreement, we agreed to register for resale (i) the shares of Common Stock issuable upon conversion of the Series A-1 Preferred Stock and Series A-2 Preferred Stock, (ii) the shares of Common Stock issuable upon exercise of the Class A Warrants, (iii) any additional shares of Common Stock issued and issuable in connection with any anti-dilution provisions in the Series A-1 Preferred Stock, Series A-2 Preferred Stock or Class A Warrants, (iv) any shares of Common Stock issued in lieu of cash dividends on the Series A-1 Preferred Stock and (v) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing. Under the terms of the 2023 Registration Rights Agreement, the Company is required to file a registration statement with SEC covering the resale of the shares of Common Stock issuable upon conversion of the Series A-1 Preferred Stock and Series A-2 Preferred Stock and the shares of Common Stock issuable upon exercise of the Class A Warrants on or before the 45-day anniversary of the earlier of the final closing of the 2023 Private Placement, or August 6, 2023, and to use its commercially reasonable efforts to cause such registration statement to declared effective by the SEC by the 135-day anniversary of the final closing of the 2023 Private Placement, or November 4, 2023, and to keep such registration statement continuously effective until the date that all securities covered by such registration statement (a) have been sold, thereunder or pursuant to Rule 144, or (b) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

AIGH Investment Partners LP, WVP Emerging Manager Onshore Fund LLC - Optimized Equity Series, WVP Emerging Manager Onshore Fund LLC - AIGH Series, and AIGH Investment Partners LLC Entities (the “AIGH Entities”), entities affiliated with Orin Hirschman, a holder of more than 5% of our common stock, purchased an aggregate of (i) 5,029 shares of Series A-1 Preferred Stock, (ii) Class A Warrants to purchase up to 20,116,000 shares of Common Stock and (iii) Class B Warrants to purchase up to 20,888,000 shares of Common Stock in the 2023 Private Placement for a total purchase price of $5,029,000. Each of the AIGH Entities is party to the Purchase Agreement and the 2023 Registration Rights Agreement.

The Hewlett Fund LP purchased an aggregate of (i) 2,500 shares of Series A-1 Preferred Stock, (ii) Class A Warrants to purchase up to 10,000,000 shares of Common Stock and (iii) Class B Warrants to purchase up to 5,600,000 shares of Common Stock in the 2023 Private Placement for a total purchase price of $2,500,000. The Hewlett Fund LP is party to the Purchase Agreement and the 2023 Registration Rights Agreement. As a result of the 2023 Private Placement, The Hewlett Fund LP became a beneficial owner of more than 5% of our common stock. On June 14, 2023, the Company entered into a consulting agreement with The Hewlett Fund LP on June 14, 2023 (as amended, the “Consulting Agreement”), pursuant to which The Hewlett Fund LP will provide certain consulting services to the Company in exchange for Class B Warrants to purchase up to an aggregate of 1,500,000 shares of Common Stock. Such Class B Warrants were issued in connection with the closing of the 2023 Private Placement.

Consulting Services Provided by Sri Peruvemba

Prior to his appointment as a director, Mr. Peruvemba served as a consultant to the Company, pursuant to a consultancy agreement entered into on September 13, 2019, by and between the SmartKem Limited and Marketer International, a company controlled by Mr. Peruvemba (the “Peruvemba Consulting Agreement”). During the fiscal years ended December 31, 2022 and 2021, the Company paid Marketer International $120,000 and $130,000, respectively, pursuant to the Peruvemba Consutling Agreement. Since January 1, 2023, the Company paid Marketer International $65,000 pursuant to the Peruvemba Consulting Agreement . In addition, in connection with the services provided pursuant to the Peruvemba Consulting Agreement, on February 23, 2021, Mr. Peruvemba was granted options to purchase 66,029 shares of the Company’s common stock with an exercise price of $2.00 per share. The options vested immediately upon grant and expire on the 10th anniversary of the date of grant. On July 122023, prior to Mr. Peruvemba’s appointment to the Board, the Peruvemba Consulting Agreement was terminated.

Service Agreement with Robert Bahns

On September 19, 2022, we entered into a service agreement with Robert Bahns pursuant to which Mr. Bahns provided advisory services to the Company on a part-time basis for a salary of £62,700 per annum. Mr. Bahns served as our Chief Financial Officer and as a member of our board of directors until September 19, 2022. Mr. Bahns no longer provides services to the Company.

Registration Rights Agreement

Following the closing of the Exchange, on February 23, 2021, we sold 10,162,000 shares of our common stock and pre-funded warrants to purchase up to 2,168,000 shares of our common stock for aggregate gross proceeds of $24.6 million pursuant to a private placement offering of our common stock (or pre-funded warrants in lieu thereof) at a purchase price of $2.00 per share or $1.99 per pre-funded warrant, as applicable. Pursuant to the offering, we offered to certain purchasers whose purchase of shares of our common stock in the offering would otherwise have resulted in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the purchaser, 9.99%) of our outstanding common stock immediately following the closing of the offering, the opportunity to purchase, if any such purchaser so chose, pre-funded warrants in lieu of shares of our common stock that would otherwise have resulted in such purchaser’s beneficial ownership exceeding 4.99% (or, at the election of the purchaser, 9.99%) of our outstanding common stock, at a purchase price of $1.99 per pre-funded warrant. Each pre-funded warrant is exercisable for one share of our common stock at an exercise price of $0.01 per share. In connection with the Exchange and the Offering, we entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which we agreed to file, no later than 60 calendar days from the closing of the Offering a registration statement covering, among other things, (i) the shares of our common stock issued in the Offering (including shares of our common stock issuable upon the exercise of the pre-funded warrants sold in the Offering); (ii) the shares of our common stock issuable upon exercise of the warrants issued to the placement agent in the Offering; (iii) the shares of our common stock issued or issuable as a result of the Exchange; (iv) 2,500,000 shares of our common stock held by the stockholders of Parasol prior to the Exchange; and (v) 50,000 shares of our common stock issued to certain advisors in connection with the Exchange and the Offering ((i)-(v) collectively, the “Registrable Shares”). We must use commercially reasonable efforts to keep such registration statement effective for the earlier of (i) five years from the date it is declared effective by the SEC, (ii) the date on which all Registrable Shares have been transferred other than to certain enumerated permitted assignees under the Registration Rights Agreement, or (iii) the date on which no Registrable Securities are outstanding. All of our directors, except Mr. DenBaars, executive officers and holders of more than 5% of our capital stock are parties to the Registration Rights Agreement.

Octopus Share Purchase

In connection with the Offering, we entered into an agreement (the “Octopus Letter Agreement”), with Octopus Titan VCT plc and certain related parties (the “Octopus Investors”), a holder of more than 5% of our common stock, pursuant to which the Octopus Investors agreed to purchase $2.0 million of our common stock on the same economic terms as the shares of common stock sold in the Offering subject to the satisfaction of certain U.K related tax requirements (the “Octopus Share Purchase”). The Octopus Share Purchase was conditioned on, among other things, the requirement that our gross assets must be less than £15.0 million at the time of the purchase and less than £16.0 million after giving effect to the Octopus Share Purchase.

On January 27, 2022, we entered into a subscription agreement (the “Subscription Agreement”) with the Octopus Investors effecting the Octopus Share Purchase. Pursuant to the Subscription Agreement, we issued the Octopus Investors an aggregate of 1,000,000 shares of common stock (the “Octopus Shares”), at a purchase price of $2.00 per share. On January 27, 2022, we also entered into a registration rights agreement (the “Octopus Registration Rights Agreement”) with the Octopus Investors, pursuant to which we agreed, subject to customary exceptions, to file, no later than fifteen (15) calendar days after we file our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, a registration statement with the SEC covering the Octopus Shares. We are required to use commercially reasonable efforts to cause such registration statement to be declared effective within 150 calendar days after the closing of the Octopus Share Purchase. We must use commercially reasonable efforts to keep such registration statement effective for the earlier of (i) five years from the date it is declared effective by the SEC, (ii) the date on which all Octopus Shares have been transferred other than to certain enumerated permitted assignees under the Octopus Registration Rights Agreement, or (iii) the date on which no Octopus Shares are outstanding.

Related Party Transactions with SmartKem Ltd.

On February 23, 2021, at the direction of the holders of A ordinary shares, which consisted of shares held by Octopus Titan VCT and Entrepreneurs Fund LP, beneficial owners of more than 5% of SmartKem Ltd.’s capital stock, provided in accordance with SmartKem Ltd.’s articles of association 876,884,527 A ordinary shares were reclassified as ordinary shares.

On February 23, 2021, conditional on the consummation of the Exchange, the holders of EMI Options covering 124,497,910 ordinary shares exercised them for $18,916, with options covering 123,087,910 shares exercised at a price of $0.000014 per share and the options covering the remaining 1,410,000 shares exercised at a price of $0.0122 per share.

Policies and Procedures for Related Party Transactions

Our board of directors has adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest (collectively “related parties”), are not permitted to enter into a transaction with us without the prior consent of our board of directors acting through the Audit Committee or, in certain circumstances, the chairman of the Audit Committee. Any request for us to enter into a transaction with a related party, in which the amount involved exceeds $100,000 and such related party would have a direct or indirect interest must first be presented to our Audit Committee, or in certain circumstances the chairman of our Audit Committee, for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee, or the chairman of our Audit Committee, is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related party’s interest in the transaction.

Director Independence

Our securities are not listed on a national securities exchange or on any inter-dealer quotation system that has a requirement that a majority of directors be independent. We evaluate independence by the standards for director independence set forth in the Nasdaq Marketplace Rules. Under such rules, our Board has determined that Messrs. de Boer and DenBaars are independent directors. Neither Mr. Jenks nor Ms. Keck are independent directors under these rules because they are executive officers of the Company. Mr. Peruvemba is not an independent director, because prior to his appointment to our Board, he served as a consultant to the Company and received compensation from the Company in excess of $120,000 during a twelve-month period preceding his appointment to our Board. Robert Bahns, who resigned from the Board in September of 2022, was not an independent director, because he was an executive officer of the Company. Simon King, who served as a director until our 2022 annual meeting of stockholders in June 2022, was an independent director. In making such independence determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our Board considered the association of such persons with the holders of more than 5% of our common stock. There are no family relationships among any of our directors and any of our executive officers. At the time, if any, that shares of our common stock are listed on Nasdaq or another national securities exchange, we intend to comply with any applicable requirements of such exchange with respect to the composition of our Board.

PROPOSAL 2: RATIFY THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023

Principal Accountant Fees and Services

Upon approval of the Audit Committee of the Board, Marcum LLP (“Marcum”) was engaged, effective June 20, 2023, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

BDO LLP (“BDO”) served as our independent registered public accounting firm until June 20, 2023. The following table summarizes the fees paid for professional services rendered by BDO, our independent registered public accounting firm, for each of the last two fiscal years:

	For the Years End December 31,
US$(000)	2022	2021
Audit fees	$368	$456
Audit-related fees	—	—
Tax fees	—	10
All other fees	—	—
Total	$368	$466

Audit Fees

Represents fees, including out of pocket expenses, for professional services provided in connection with the audit of our annual financial statements, the review of our quarterly financial statements, accounting consultations or advice on accounting matters necessary for the rendering of an opinion on our financial statements, services provided in connection with the offerings of our securities and audit services provided in connection with other statutory or regulatory filings.

Tax Fees

Tax fees represent fees billed for tax compliance and consultation and planning services.

Procedures for Approval of Fees

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining BDO LLP’s independence and has determined that such services for fiscal year 2021 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

The Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 16, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to our board of directors that the audited financial statements be included in our annual report on Form 10-K.

Attendance at Annual Meeting

Representatives of Marcum LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

Change in Auditors

On June 20, 2023, the Company requested and the Audit Committee accepted the resignation of BDO, the Company’s independent registered public accounting firm, effective June 20, 2023. The Audit Committee approved the engagement of Marcum as its new independent registered public accounting firm as of and for the year ended December 31, 2023 to fill the vacancy created by the resignation of BDO. As described below, the change in independent registered public accounting firm is not the result of any disagreement with BDO.

BDO’s audit reports on the Company’s financial statements for the years ended December 31, 2021 and 2022 did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that (i) the reports contained explanatory paragraphs stating that conditions existed that raised substantial doubt about the Company’s ability to continue as a going concern and (ii) the report for the year ended December 31, 2021 contained a paragraph related to the restatement of the 2021 financial statements.

During the fiscal years ended December 31, 2021 and 2022, and the subsequent interim periods through June 20, 2023, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except (a) the material weakness in internal controls identified by management in August 2022 related to the design and implementation of controls to evaluate and monitor the presentation and compliance with accounting principles generally accepted in the United States of America related to the cash flow statement and (b) the material weaknesses identified during the year ended December 31, 2020 and interim reporting periods during the year ended December 31, 2021 related to (x) segregation of duties risks in connection with the Company’s information technology infrastructure and (y) the fact that policies and procedures with respect to the review, supervision and monitoring of the Company’s accounting and reporting functions were either not designed and in place, or not operating effectively.

During the fiscal years ended December 31, 2021 and 2022 and the subsequent interim periods through June 20, 2023, neither the Company nor anyone on its behalf has consulted with Marcum regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Upon the closing of the Exchange, Raich Ende Malter & Co. LLP was dismissed as the independent registered public accounting firm that audits the financial statements of our company.

Raich Ende Malter & Co. LLP’s audit report on our financial statements for the period from May 13, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report dated February 18, 2021 contained statements indicating there is substantial doubt about our company’s ability to continue as a going-concern.

During the period from May 13, 2020 (date of inception) through December 31, 2020 and the subsequent interim period through the date of Raich Ende Malter & Co. LLP’s dismissal, there were no disagreements with Raich Ende Malter & Co. LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Raich Ende Malter & Co. LLP would have caused it to make reference to the subject matter thereof in connection with its report, and there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Effective as of the closing of the Exchange, our Board engaged BDO LLP, as the independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2021.

During the period from May 13, 2020 (date of inception) through December 31, 2020 and the subsequent interim period through the date of the BDO LLP appointment, neither we nor anyone acting on our behalf consulted BDO LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that BDO LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
“FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

PROPOSAL 3: ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR CHARTER TO
EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED SHARES OF COMMON STOCK, AT A
SPECIFIC RATIO, RANGING FROM ONE-FOR-THIRTY (1:30) TO ONE-FOR-SIXTY (1:60),
AT ANY TIME PRIOR TO THE ONE-YEAR ANNIVERSARY DATE OF THE ANNUAL
MEETING, WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD without further approval or authorization of our stockholders

Overview

Our Board has determined that it is advisable and in the best interests of the Company and its stockholders for us to amend our Charter to authorize our Board to effect a reverse stock split (the “Charter Amendment”) of our issued shares of common stock at a specific ratio, ranging from one-for-thirty (1:30) to one-for-sixty (1:60) (the “Approved Split Ratios”), to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Split”). A vote for this Proposal 3 will constitute adoption and approval of the Charter Amendment and the Reverse Split that, once effected by filing the Charter Amendment with the Secretary of State of the State of Delaware, will combine between thirty and sixty shares of our common stock into one share of our common stock. If implemented, the Reverse Split will have the effect of decreasing the number of shares of our common stock issued , but will have no effect on the number of shares of common stock we are authorized to issue.

Accordingly, stockholders are asked to adopt and approve the Charter Amendment set forth in Appendix A to effect the Reverse Split as set forth in the Charter Amendment, subject to the Board’s determination, in its sole discretion, whether or not to implement the Reverse Split, as well as the specific ratio within the range of the Approved Split Ratios, and provided that the Reverse Split must be effected on or prior to the one-year anniversary date of the Annual Meeting. As set forth on Appendix A, by approving this Proposal 3, the stockholders will be deemed to have adopted and approved an amendment to effect the Reverse Split at each of the Approved Split Ratios.

The holders of 11,099.36596 shares of Series A-1 Preferred Stock have agreed to vote their shares of Series A-1 Preferred Stock and any shares of our common stock held by them at the Annual Meeting FOR the proposal to adopt and approve an amendment to our Charter to effect the Reverse Split at the discretion of the Board. Based on our books and records, we believe these holders will have the right to cast an aggregate of 48,142,464 votes on such proposal at the Annual Meeting , which is enough votes to assure Proposal 3 is approved.

If adopted and approved by our stockholders, the Reverse Split would be effected at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Annual Meeting, if at all. The Charter Amendment setting forth the Approved Split Ratio approved by the Board will be filed with the Secretary of State of the State of Delaware and any amendment to effect the Reverse Split at the other Approved Split Ratios will be abandoned. The Board reserves the right to elect to abandon the Charter Amendment and the Reverse Split at any of the Approved Split Ratios if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company and its stockholders.

Purpose and Rationale for the Reverse Split

The Board strongly believes that the proposed Reverse Split is necessary to improve our ability to “uplist” our common stock from the OTC Marketplace to The Nasdaq Capital Market or another national securities exchange. Management believes that the listing of our shares of common stock on a national securities exchange like the Nasdaq Capital Market will offer a series of benefits to both the Company and our stockholders including: that the Nasdaq Capital Market or another national securities exchange will increase the liquidity of the common stock, listing of the Company’s common stock on the Nasdaq Capital Market or another national securities exchange will enhance the ability of the Company to obtain equity financing through the sale of common stock, such a listing will increase the liquidity of the common stock and make our common stock more attractive to a larger pool of investors, listing on the Nasdaq Capital Market or another national securities exchange will remove restrictions that currently prohibit many investors from investing in companies like ours that are traded on the OTC Marketplace, and that the enhanced financial and governance requirements of a national securities exchange would enhance confidence in the Company’s management and operation. If an uplist to a national exchange is successful, the Company’s stockholders will also benefit from expanded awareness by potential inclusion in a number of indexes that are tracked by buy-side institutions and would increase the likelihood of analyst coverage.

We must satisfy a variety of requirements to be accepted for listing on The Nasdaq Capital Market or another national exchange, including the requirement our common stock meet certain minimum price requirements. For example, before we can apply to list our common stock on The Nasdaq Capital Market, we must maintain a closing price of $4.00 or greater for a sustained period of time, but in no event for less than 30 of the most recent 60 trading days. We expect that the Reverse Split would have the effect of increasing the market price of our common stock sufficiently to satisfy that minimum price requirement. We cannot, however, provide assurance that the Reverse Split will have that effect or that the Reverse Split would increase the market price for a sufficient period of time to satisfy an exchange’s minimum price requirement. The Board has weighed the potential harm to us and our stockholders resulting from an inability to uplist to The Nasdaq Capital Market or another national securities exchange against the potential harm to us and our stockholders from the Reverse Split, including the risks described below under “Risks of the Proposed Reverse Split” and has determined that seeking stockholders approval and adoption of the Charter Amendment to effect the Reverse Split at the discretion of the Board is advisable and in the best interests of the Company and its stockholders. Until such time, if ever, as we can generate substantial product revenue, we believe we will continue to need to raise capital to fund our operations. If we are unable to uplist to a national securities exchange, our access to capital will be limited and we may not have sufficient capital to enable us to continue our operations or become profitable. Therefore, the Board has concluded that the potential benefit to us and our stockholders resulting from a possible uplisting to a national securities exchange outweighs the potential harm to us and our stockholders from the Reverse Split. A minimum price requirement is not the only listing standard that we must meet, and we may not meet the other listing standards. There can be no assurance that we will meet the listing standards of any national securities exchange or that a national securities exchange would approve our listing application.

The Board also believes that the increased market price of our common stock expected as a result of implementing the Reverse Split could improve the marketability and liquidity of our common stock and may encourage interest and trading in our common stock. The Reverse Split, if effected, could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our common stock. The Reverse Split could help increase analyst and broker interest in the common stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

The Board does not intend for this transaction to be the first step in a series of plans or proposals effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Risks of the Proposed Reverse Split

We cannot assure you that the proposed Reverse Split will increase the price of our common stock and have the desired effect of achieving compliance with the minimum price requirement to uplist to The Nasdaq Capital Market or another national securities exchange.

If implemented, our Board expects that the Reverse Split will increase the market price of our common stock so that we are able to achieve compliance with the minimum price requirement to uplist to The Nasdaq Capital Market or another national securities exchange. However, the effect of the Reverse Split upon the market price of our common stock cannot be predicted with any certainty. It is possible that (i) the per share price of our common stock after the Reverse Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Split or (ii) the market price per post-Reverse Split share may not exceed or remain in excess of the required minimum price for a sufficient period of time to satisfy an exchange’s listing requirements. Even if the Reverse Split is implemented, the market price of our common stock may decrease due to factors unrelated to the Reverse Split. In any case, the market price of our common stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance and prospects. If the Reverse Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Even if the market price per post-Reverse Split share of our common stock remains in excess of the required minimum price per share for listing by The Nasdaq Capital Market or another national securities exchange, we may never meet the other criteria of listing on an exchange. There can be no assurance that we will meet the listing standards of any national exchange or that a national exchange would approve our listing application.

The proposed Reverse Split may decrease the liquidity of our common stock.

The liquidity of our common stock may be harmed by the proposed Reverse Split given the reduced number of shares of common stock that would be outstanding after the Reverse Split, particularly if the market price of our common stock does not increase as a result of the Reverse Split.

Determination of the Ratio for the Reverse Split

If Proposal 3 is adopted and approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to implement the Reverse Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of one-for-thirty (1:30) or exceed a ratio of one-for-sixty (1:60). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of our common stock, the effect of the Approved Split Ratio on our ability to meet the initial listing standards of a national securities exchange, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our common stock in the period following the effectiveness of the Reverse Split. The Board will also consider the impact of the Approved Split Ratios on investor interest in our common stock. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to changing market conditions. Based on the number of shares of common stock issued as of July 14, 2023, after completion of the Reverse Split, we will have between 493,130 and 986,260 shares of common stock issued, depending on the Approved Split Ratio selected by the Board.

Principal Effects of the Reverse Split

After the effective date of the proposed Reverse Split, each stockholder will own a reduced number of shares of common stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed Reverse Split except for adjustments that may result from the treatment of fractional shares as described below For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after the Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Split.

The following table contains approximate number of issued and outstanding shares of common stock, and the estimated per share trading price following a 1:30 to 1:60 Reverse Split, without giving effect to any adjustments for fractional shares of common stock or the issuance of any derivative securities, as of July 14, 2023.

After Each Reverse Split Ratio

	Current		1:30		1:40		1:50		1:60
Common Stock Authorized (1)		300,000,000		300,000,000		300,000,000		300,000,000		300,000,000
Common Stock Issued and Outstanding		29,587,773		986,260		739,695		591,759		493,130
Number of Shares of Common Stock Reserved for Issuance (2)		152,113,201		5,070,444		3,802,833		3,042,268		2,535,225
Number of Shares of Common Stock Authorized but Unissued and Unreserved		118,299,026		293,943,296		295,457,472		296,365,976		296,971,645
Price per share, based on the closing price of our Common Stock on July 14, 2023 (3)	$		$		$		$		$

(1) The Reverse Split will not have any impact on the number of shares of common stock we are authorized to issue under our Charter.

(2) Includes (i) 2,745,920 shares of common stock issuable upon exercise of stock options, with a weighted average exercise price of $1.82 per share, under the 2021 Plan (prior to giving effect to the proposed amendment to the 2021 Plan as described in Proposal 4), (ii) 1,610,842shares of common stock available for future issuance under our 2021 Plan (prior to giving effect to the proposed amendment to the 2021 Plan as described in Proposal 4), (iii) 91,158,975 shares of common stock issuable upon exercise of outstanding warrants, with a weighted average exercise price of $0.19 per share, 44,397,464 shares of common stock issuable upon conversion of the outstanding shares of our Series A-1 Preferred Stock and 12,200,000 shares of common stock issuable upon conversion of the outstanding shares of our Series A-2 Preferred Stock.

(3) The price per share indicated reflects solely the application of the applicable reverse split ratio to the closing price of the common stock on July 14, 2023.

After the effective date of the Reverse Split, our common stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be reported on the OTC under the symbol “SMTK,” although the OTC will add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the reverse stock split to indicate that the Reverse Split had occurred.

Effect on Outstanding Derivative Securities

The Reverse Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of July 14, 2023 and are on a pre-Reverse Split basis), including:

•	2,745,920shares of common stock issuable upon the exercise of stock options, at a weighted average exercise price of $1.82 per share under our 2021 Plan;
•	91,158,975 shares of common stock issuable upon exercise of outstanding warrants, with a weighted average exercise price of $0.19 per share;
•	1,610,842shares of common stock that are available for future issuance under our 2021 Plan (before taking into account any amendment to the 2021 Plan as described in Proposal 4);
•	44,397,464 shares of common stock issuable upon conversion of the Series A-1 Preferred Stock; and
•	12,200,000 shares of common stock issuable upon conversion of the Series A-2 Preferred Stock.

The adjustments to the above securities, as required by the Reverse Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.

Effect on our Equity Incentive Plan

As of July 14, 2023, we had 2,745,920 shares of common stock reserved for issuance pursuant to the exercise of outstanding options issued under our 2021 Plan, as well as 1,610,842shares of common stock available for issuance under the 2021 Plan (prior to giving effect to the proposed amendment to the 2021 Plan as described in Proposal 4). Pursuant to the terms of the 2021 Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of common stock underlying outstanding stock options, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the 2021 Plan to equitably reflect the effects of the Reverse Split. Furthermore, the number of shares available for future grant under the 2021 Plan will be similarly adjusted.

Effective Date

The proposed Reverse Split would become effective on the date of filing of the Charter Amendment with the office of the Secretary of State of the State of Delaware unless another effective date is set forth in the Charter Amendment. On the effective date, shares of common stock issued immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into new shares of common stock in accordance with the Approved Split Ratio set forth in this Proposal 3. If the proposed Charter Amendment is not adopted and approved by our stockholders, the Reverse Split will not occur.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Split. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the Approved Split Ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Record and Beneficial Stockholders

If the Charter Amendment is adopted and approved and the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of common stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of common stock they hold after the Reverse Split. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the Charter Amendment is adopted and approved and the Reverse Split is authorized by the stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares in certificated form can surrender certificates representing pre-Reverse Split shares to our transfer agent, VStock Transfer LLC, in exchange for a certificate representing post-Reverse Split shares. Each certificate representing shares before the Reverse Split would continue to be valid and would represent the adjusted number of whole shares based on the Approved Split Ratio selected by the Board. No new post-Reverse Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE SPLIT STOCK
CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE
REQUESTED TO DO SO.

Accounting Consequences

The par value per share of common stock would remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in our financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Proposal 3 and we will not independently provide our stockholders with any such right if the Reverse Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Split

The following is a summary of material U.S. federal income tax consequences of a Reverse Split to our U.S. Holders (as defined below). The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Split. This discussion only addresses U.S. Holders who hold common stock as capital assets. It does not purport to be complete and does not address U.S. Holders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of the Company’s common stock that for U.S. federal income tax purposes is: (i) an individual citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust with respect to which a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person under applicable U.S. Treasury Regulations.

The Reverse Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A U.S. Holder generally will not recognize gain or loss on the deemed exchange of shares pursuant to the Reverse Split, except potentially with respect to any additional fractions of a share of our common stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of the Company’s common stock in lieu of a fractional share, a U.S. Holder’s aggregate tax basis in the shares of common stock received in the Reverse Split will equal the U.S. Holder’s basis in its old shares of common stock and such U.S. Holder’s holding period in the shares received will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As described above under “Treatment of Fractional Shares,” no fractional shares of the Company’s common stock will be issued as a result of the Reverse Split. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the Approved Split Ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. A U.S. Holder who receives one whole share of the Company’s common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. The Company is not making any representation as to whether the receipt of one whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Split.

We will not recognize any gain or loss as a result of the proposed Reverse Split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote and Recommendation

Approval and adoption of this Proposal 3 requires the affirmative vote of a majority in voting power of the outstanding shares of our common stock and Series A-1 Preferred Stock entitled to vote on this Proposal 3, voting together as a single class.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”
THE CHARTER AMENDMENT TO EFFECT THE REVERSE SPLIT.

PROPOSAL 4: TO APPROVE OF AN AMENDMENT TO OUR 2021 EQUITY INCENTIVE PLAN
TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR
ISSUANCE THEREUNDER FROM 4,376,571 TO 26,008,708 (PRIOR TO GIVING EFFECT TO
THE REVERSE SPLIT)

General

The general purpose of the 2021 Plan, which includes a UK Tax-Advantaged Sub-Plan for our employees based in the United Kingdom, is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors, and consultants, and to promote the success of our business.

Our Board believes that the granting of stock options, restricted stock awards, restricted stock units, stock appreciation rights and similar kinds of cash-based and equity-based compensation promotes continuity of management and provides a critical incentive to align the interests of those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success with the interests of our stockholders.

On July 13 2023, our Board approved an amendment (i) increasing the number of shares of our common stock available for issuance under the 2021 Plan from 4,376,571 to 26,008,708 (prior to giving effect to the Reverse Split), subject to future increases pursuant to the “Evergreen Provision” of the Plan described below. If approved, all of the additional 21,632,137 shares may be granted under the 2021 Plan as incentive stock options (“ISOs”) under Section 422 of the Code. The Board directed that the amendment be submitted to the stockholders for approval at the Annual Meeting. A copy of the amendment is attached as Appendix B.

If the Company’s stockholders do not approve the increase in the number of shares available for issuance under the 2021 Plan, the Company will continue to operate the 2021 Plan under its current provisions, but will be limited in its ability to make future grants and incentives under the 2021 Plan to individuals we believe are and in the future will be critical to the Company’s success.

Description of the Existing Plan

The following description of the material terms of the 2021 Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the 2021 Plan, which is incorporated herein by reference to Exhibits 10.2 and 10.3 to the Company’s Annual Report on Form 10-K filed on March 30, 2023.

Authorized Shares

After taking into account the adjustment provisions of the 2021 Plan and the Evergreen Provision described below, the aggregate number of shares of our common stock that are currently reserved for issuance under the 2021 Plan is 4,376,571 shares. Of that number, 2,745,920shares of our common stock have been issued under the 2021 Plan or are subject to outstanding awards under the 2021 Plan.

Since the inception of the 2021 Plan, the 2021 Plan has included an Evergreen Provision. Under the Evergreen Provision, the number of shares of our common stock available for issuance under the 2021 Plan is subject to an annual increase on the first day of each fiscal year beginning ending on (and including) our 2031 fiscal year in an amount equal to the least of: (i) 2,275,000 shares of our common stock; (ii) four percent (4%) of the outstanding shares of our common stock (or the outstanding shares of common stock of any successor) on the last day of the immediately preceding fiscal year; or (iii) such number of shares of our common stock as the administrator may determine. On January 1, 2022, a total of 1,022,172 shares were added to the 2021 Plan share pool under the Evergreen Provision. On January 1, 2023, a total of 1,079,399 shares were added to the 2021 Plan share pool under the Evergreen Provision. The Evergreen Provision will continue in effect in accordance with its terms.

All shares of common stock reserved for issuance under the Plan, including to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any shares of Common Stock that become available for issuance under the 2021 Plan pursuant to the Evergreen Provisions, may be granted as ISOs.

If an award granted under the 2021 Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program or, with respect to restricted stock, RSUs, performance units, or performance shares, is forfeited to, or repurchased by, us due to failure to vest, then the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2021 Plan (unless the 2021 Plan has terminated). With respect to stock appreciation rights, only the net shares actually issued will cease to be available under the 2021 Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2021 Plan (unless the 2021 Plan has terminated). Shares that actually have been issued under the 2021 Plan under any award will not be returned to the 2021 Plan; provided, however, that if shares issued pursuant to awards of restricted stock, RSUs, performance shares, or performance units are repurchased or forfeited to us due to failure to vest, such shares will become available for future grant under the 2021 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2021 Plan. To the extent an award is paid out in cash rather than shares, the cash payment will not result in a reduction in the number of shares available for issuance under the 2021 Plan.

Plan Administration

Our Board or one or more committees appointed by our board of directors administer the 2021 Plan and is referred to as the “administrator.” Subject to the provisions of the 2021 Plan, the administrator has the power to administer the 2021 Plan and make all determinations deemed necessary or advisable for administering the 2021 Plan, including the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares of our common stock covered by each award, approve forms of award agreement for use under the 2021 Plan, determine the terms and conditions of awards (including the exercise price, the time or times when the awards may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2021 Plan and awards granted under it, prescribe, amend, and rescind rules and regulations relating to the 2021 Plan, including creating sub-plans, and modify or amend each award, including the discretionary authority to extend the post-termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), temporarily suspend the exercisability of an award if the administrator deems such suspension to be necessary or appropriate for administrative purposes, and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator may institute and determine the terms of an exchange program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have a higher or lower exercise price or different terms), awards of a different type and/or cash, (ii) participants would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, and/or (iii) the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, determinations, and interpretations are final and binding on all participants.

Eligibility.

Persons eligible to receive options or other awards under the 2021 Plan are all employees, officers, directors, consultants, advisors or other individual service providers of our Company.

As of July 14, 2023, the Company and its affiliates had a total of 37 employees, 4 executive officers , 3 non-employee directors and approximately 2 consultants, other advisors, and individual service providers.

Stock Options

Stock options may be granted under the 2021 Plan in such amounts as the administrator determines in accordance with the terms of the 2021 Plan. The exercise price of options granted under the 2021 Plan must at least be equal to the fair market value of our common stock on the date of grant unless the grant of an option would not violate applicable law, including applicable tax laws. The term of an option will be stated in the award agreement, and in the case of an incentive stock option, may not exceed 10 years. With respect to any participant who owns stock representing more than 10% of the voting power of all classes of our outstanding stock, the term of an ISO granted to such participant must not exceed five years and the exercise price must equal at least 110% of the fair market value on the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares, or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After a participant ceases to provide service as an employee, director, or consultant, he or she may exercise his or her option for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if the cessation of service is due to death or disability, the option will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the cessation of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2021 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2021 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights will expire upon the date determined by the administrator and set forth in the award agreement. After a participant ceases to provide service as an employee, director, or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if cessation of service is due to death or disability, the stock appreciation rights will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the cessation of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2021 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash, shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted and Unrestricted Stock

Restricted stock may be granted under the 2021 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator (if any). The administrator will determine the number of shares of restricted stock granted to any employee, director, or consultant and, subject to the provisions of the 2021 Plan, will determine any terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture. The administrator, in its sole discretion, may issue shares of our common stock under the 2021 Plan that are not subject to vesting or other conditions.

Restricted Stock Units

RSUs may be granted under the 2021 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of the 2021 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria, and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares, or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. The administrator, in its sole discretion, may grant a RSU with rights to cash dividend equivalents which may be paid during the applicable vesting period or accumulated and paid at the end of the applicable vesting period.

Performance Units and Performance Shares

Performance units and performance shares may be granted under the 2021 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting provisions in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based upon the achievement of company-wide, divisional, business unit, or individual goals (including continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or performance shares. Performance units will have an initial dollar value established by the administrator on or prior to the date of grant. Performance shares will have an initial value equal to the fair market value of our common stock on the date of grant. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares, or in some combination thereof. The administrator, in its sole discretion, may grant a performance unit with rights to cash dividend equivalents which may be paid during the applicable performance and/or vesting period or accumulated and paid at the end of the applicable performance and/or vesting period.

Non-Employee Directors

The 2021 Plan provides that all outside (non-employee) directors will be eligible to receive all types of awards (except for incentive stock options) under the 2021 Plan. In order to provide a maximum limit on the awards that can be made to our non-employee directors, the 2021 Plan provides that in any given fiscal year, a non-employee director may not be paid, issued, or granted equity awards (including awards issued under the 2021 Plan) with an aggregate value (the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles) and any other compensation (including without limitation any cash retainers or fees) that, in the aggregate, exceed $500,000 (excluding awards or other compensation paid or provided to him or her as a consultant or employee). The maximum limits do not reflect the intended size of any potential grants or a commitment to make grants to our outside directors under the 2021 Plan in the future.

Non-Transferability of Awards

Unless the administrator provides otherwise, the 2021 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2021 Plan, the administrator will adjust the number and class of shares that may be delivered under the 2021 Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2021 Plan.

Dissolution or Liquidation

In the event of our proposed dissolution or liquidation, the administrator will notify participants as soon as practicable prior to the effective date of such proposed transaction and all awards will terminate immediately prior to the consummation of such proposed transaction.

Exchange or Change in Control

The 2021 Plan provides that in the event of our merger with or into another corporation or entity or a change in control (as defined in the 2021 Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices, (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control, (iii) outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control, (iv) (A) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by us without payment), or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion, or (v) any combination of the foregoing. The administrator will not be obligated to treat similarly all awards, all awards a participant holds, all awards of the same type, or all portions of awards. In the event that the successor corporation does not assume or substitute for the award (or portions thereof), the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciations rights (or portions thereof) that is not assumed or substituted for, all restrictions on restricted stock, RSUs, performance shares, and performance units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any parent or subsidiary. Additionally, in the event an option or stock appreciation right (or portions thereof) is not assumed or substituted for in the event of a merger or change in control, the administrator will notify each participant in writing or electronically that the option or stock appreciation right (or its applicable portion), as applicable, will be exercisable for a period of time determined by the administrator in its sole discretion, and the option or stock appreciation right (or its applicable portion), as applicable, will terminate upon the expiration of such period.

With respect to awards granted to an outside director, in the event of a change in control, the outside director’s options and stock appreciation rights, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock and RSUs will lapse, and, with respect to awards with performance- based vesting, all performance goals or other vesting requirements for his or her performance shares and units will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any parent or subsidiary.

Clawback

Awards will be subject to any Company clawback policy and the administrator also may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events. The administrator may require a participant to forfeit, return, or reimburse us all or a portion of the award and any amounts paid under the award pursuant to the terms of the clawback policy or applicable laws. The SEC recently mandated that Nasdaq and the New York Stock Exchange adopt rules requiring listed companies to have clawback policies in place no later than December 1, 2023. In the event that shares of our common stock become listed for trading on Nasdaq or another national securities exchange, we intend to adopt a clawback policy meeting the requirements of the relevant exchange at the time required by such exchange

Amendment; Termination

Subject to stockholder approval if required by applicable law, the administrator has the authority to amend, alter, suspend, or terminate the 2021 Plan provided such action does not materially impair the existing rights of any participant. The 2021 Plan automatically will terminate in 2031, unless terminated sooner.

Other Information

A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because the grant of options and other awards under the 2021 Plan is discretionary, and we cannot determine now the specific number or type of options or awards to be granted in the future to any particular person or group. However, please refer to “Executive Compensation” in this Proxy Statement, which provides information on the grants made in the previous fiscal year, and please refer to the description of grants made to our non-employee directors in the last previous year under the heading “Director Compensation” in this Proxy Statement.

Material Federal Income Tax Consequences

The following is a summary of the principal federal income tax consequences of option and other Awards under the 2021 Plan. Optionees and recipients of other rights and Awards granted under the 2021 Plan are advised to consult their personal tax advisors before exercising an option or stock appreciation right or disposing of any stock received pursuant to the exercise of an option or stock appreciation right or following vesting of a restricted stock award or restricted stock unit or upon grant of an unrestricted stock award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

Treatment of Options

The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2021 Plan, nor will our Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an incentive stock option, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a stock appreciation right will not recognize any income upon grant of the stock appreciation right, nor will our Company be entitled to a deduction at that time. Upon exercise of a stock appreciation right, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction equal to the fair market value of our common stock at that time.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the common stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our common stock that is the subject of the award when the award is made.

The recipient of a restricted stock unit will recognize ordinary income as and when the units vest and shares of our common stock are issued. The amount of the income will be equal to the fair market value of the shares of our common stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

The federal income tax consequences of performance share awards, performance unit awards, other cash-based awards and other stock-based awards will depend on the terms and conditions of those awards but, in general, participants will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our common stock paid, determined at the time of such payment, in connection with such awards.

Section 409A

If an award is subject to Section 409A of the Code but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. The Committee intends to consider the potential impact of Section 162(m) on grants made under the 2021 Plan but reserves the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

Tax Withholding

As and when appropriate, we shall have the right to require each optionee purchasing shares of common stock and each grantee receiving an award of shares of common stock under the 2021 Plan to pay any federal, state or local taxes required by law to be withheld.

Required Vote and Recommendation

Approval and adoption of this Proposal 4 requires the affirmative vote of a majority of the total votes cast on this Proposal 4 by holders of our common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”
THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR
ISSUANCE UNDER THE 2021 EQUITY INCENTIVE PLAN.

PROPOSAL 5: TO ADOPT AND APPROVE AN AMENDMENT TO OUR CHARTER TO
DECLASSIFY OUR BOARD UPON THE UPLIST DECLASSIFICATION DATE AND PROVIDE
FOR THE ANNUAL ELECTION OF ALL DIRECTORS

Overview

Currently, under our Charter, our Board is divided into three classes, with each class elected every three years. The current terms of our director classes expire as follows: Class II director terms will expire at the Annual Meeting, Class III director terms will expire at the 2024 annual meeting, and Class I director terms will expire at the 2025 annual meeting. Our Board has approved and declared advisable, and recommends that you adopt and approve, an amendment to our Charter set forth in Appendix C that, if implemented, will declassify our Board effective upon the Uplist Declassification Date.

The holders of shares of Series A-1 Preferred Stock have agreed to vote any shares of our common stock held by them at the Annual Meeting FOR the proposal to approve an amendment to our Charter declassify our Board of Directors and provide for the annual election of all directors. Based on our books and records, we believe these holders will have the right to cast an aggregate of 3,745,000 votes on such proposal at the Annual Meeting.

Purpose and Rationale For the Declassification of our Board

Our Board regularly reviews, with assistance from the Nominating and Corporate Governance Committee, the Company’s corporate governance practices and structures. Our Board recognized that the classified board structure provides certain benefits by promoting continuity and stability in the management of the business and affairs of the Company. Although our Board continues to believe these are important benefits, our Board has considered the fact that classified boards may be viewed as reducing the accountability of directors to stockholders, as stockholders are unable to evaluate and elect all directors on an annual basis. Our Board also recognized the growing sentiment among stockholders and the investment community in favor of annual elections of directors, and that many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and hold management accountable for implementing those policies. As a result of this trend, we agreed to a covenant in the purchase agreement for our June 2023 private placement to use our commercially reasonable efforts to obtain stockholder approval to amend the Charter to declassify our Board effective upon the Uplist Declassification Date. After carefully weighing these and other considerations, our Board has determined that it is advisable and in the best interests of the Company and its stockholders to declassify the Board and recommends that stockholders adopt and approve the proposed amendment to our Charter to declassify the Board upon the Uplist Declassification Date.

Effects of the Declassification Our Board

If Proposal 5 is approved, the Company intends to file the amendment to our Charter to declassify the Board as soon as practicable following the Annual Meeting. Thereafter, on the Uplist Declassification Date, our Board will no longer be classified, and any director elected for a term extending beyond the annual meeting immediately following the Uplist Declassification Date (including the directors elected at the Annual Meeting) would, notwithstanding their election for such longer term, hold office only until the annual meeting immediately following the Uplist Declassification Date. The proposed amendment would not change the present number of directors or the Board’s authority to change that number or to fill any vacancies or newly created directorships. Any director appointed to fill newly created Board seats or vacancies would hold office for the remaining term of his or her predecessor, which following the Uplist Declassification Date would be for a term expiring at the next annual meeting of stockholders following his or her appointment.

Regardless of whether Proposal 5 is adopted and approved at the Annual Meeting, each director elected at the Annual Meeting will be elected to a term of three years expiring at the 2026 annual meeting because the declassification of the Board will not occur until the Uplist Declassification Date. However, if Proposal 5 is adopted, approved and implemented, our Board will be immediately declassified on the Uplist Declassification Date and the terms of all directors (including the directors elected at this Annual Meeting) will expire at the annual meeting immediately following the Uplist Declassification Date.

If Proposal 5 is not adopted and approved, the amendment is not implemented or our Common Stock does not begin trading on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange, our Board will remain classified. The nominees for election at the Annual Meeting would be the Class II directors and, if elected, would be elected to serve a three-year term expiring at our 2026 annual meeting. The Class I directors and the Class III directors would, in accordance with the Charter, continue to serve the remainder of their terms ending with the 2025 annual meeting and the 2024 annual meeting, respectively, or until a director’s earlier death, resignation or removal.

Delaware law provides that members of a classified board may be removed only for cause (unless otherwise provided in a corporation’s certificate of incorporation) and that members of a board that is not classified may be removed by stockholders with or without cause. At present, because our Board is classified, our Charter provides that our directors are removable only for cause. In conjunction with the declassification of our Board, the amendment to declassify our Board includes conforming changes to the Charter to comply with Delaware law by providing that, upon the Uplist Declassification Date, directors may be removed with or without cause. The amendment to declassify our Board provides that such removal may be effected by the holders of at least a majority in voting power of all then-outstanding shares of capital stock of the Company entitled to vote at an election of directors. If Proposal 5 is not adopted and approved, the amendment is not implemented or our Common Stock does not begin trading on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange, and our Board remains classified, directors will continue to be only removable for cause according to our Charter.

Required Vote and Recommendation

Approval and adoption of this Proposal 5 requires the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) in voting power of the outstanding shares of our common stock entitled to vote on Proposal 5

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”
THE CHARTER AMENDMENT TO DECLASSIFY OUR BOARD UPON THE UPLIST
DECLASSIFICATION DATE AND PROVIDE FOR THE ANNUAL ELECTION OF ALL
DIRECTORS.

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2024 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2024 annual meeting of stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by us no later than March 26, 2024 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary.

Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2024 annual meeting of stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than May 27, 2024 and no earlier than April 27, 2024; provided, however, that in the event the annual meeting is scheduled to be held more than thirty (30) days before the anniversary date of the immediately preceding annual meeting of stockholders (the “Anniversary Date”) or more than seventy (70) days after the Anniversary Date, a stockholder’s notice shall be timely if received by our Secretary at our principal executive office not earlier than the close of business on the one hundred twentieth (120th) day prior to the scheduled date of such annual meeting of stockholders and not later than the close of business on the later of (i) the ninetieth (90th) day prior to the scheduled date of such annual meeting of stockholders; and (ii) the tenth (10th) day following the day on which such public announcement of the date of such annual meeting of stockholders is first made by us. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary.

In addition to satisfying the foregoing requirements pursuant to the Company’s Bylaws, to comply with the Securities and Exchange Commission’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 16, 2024. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our bylaws as described in this section and it shall not extend any such deadline set forth under our bylaws.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC may be obtained without charge by writing to SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock or Series A-1 Preferred Stock on July 14, 2023. Exhibits to the Annual Report on Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2022 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary., or by phone at +44 161 721 1514. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors
Ian Jenks
Chairman and Chief Executive Officer

July        , 2023

Manchester, United Kingdom

Appendix A

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SMARTKEM, INC.

SmartKem, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: That a resolution was duly adopted on July 13, 2023, by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at the annual meeting of stockholders held on August 25, 2023, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The proposed amendment set forth as follows:

Article IV of the Amended and Restated Certificate of Incorporation of the Corporation be and hereby is amended by adding the following after the first paragraph of Section A of Article IV:

“Upon effectiveness (“Effective Time”) of this amendment to the Certificate of Incorporation, a one-for-[  ]1 reverse stock split (the “Reverse Split”) of the Corporation’s Common Stock shall become effective, pursuant to which each [  ] shares of Common Stock outstanding and held of record by each stockholder of the Corporation and each share of Common Stock held in treasury by the Corporation immediately prior to the Effective Time (“Old Common Stock”) shall automatically, and without any action by the holder thereof, be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (“New Common Stock”), subject to the treatment of fractional interests as described below and with no corresponding reduction in the number of authorized shares of our Common Stock. The Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Old Common Stock and all references to such Old Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Old Common Stock shall be deemed to be references to the New Common Stock or options or rights to purchase or acquire shares of New Common stock, as the case may be, after giving effect to the Reverse Split.

No fractional shares of Common Stock will be issued in connection with the Reverse Split. If, upon aggregating all of the Common Stock held by a holder of Common Stock immediately following the Reverse Split a holder of Common Stock would otherwise be entitled to a fractional share of Common Stock, the Corporation shall issue to such holder such fractions of a share of Common Stock as are necessary to round the number of shares of Common Stock held by such holder up to the nearest whole share.

1 Shall be a whole number equal to or greater than 30 and equal to or lesser than 60, which number is referred to as the “Approved Split Ratio” (it being understood that any Approved Split Ratio within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware). The Board of Directors of the Corporation shall select the Approved Split Ratio prior to the filing of the Certificate of Amendment and any amendment not setting forth the Approved Split Ratio selected by the Board of Directors and included in the Certificate of Amendment filed with the Secretary of State shall be automatically abandoned upon the filing of such Certificate of Amendment.

Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of New Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraphs. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified, subject to adjustment for fractional shares as described above.”

SECOND: That said amendment will have an Effective Time of _______, Eastern Time, on   .

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer this    day of     , 2023.

Ian Jenks

Chief Executive Officer

Appendix B

AMENDMENT TO THE

SMARTKEM, INC.

2021 EQUITY INCENTIVE PLAN

Dated: __________ , 2023

WHEREAS, the Board of Directors (the “Board”) of SmartKem, Inc., a Delaware corporation (the “Company”) heretofore established the SmartKem, Inc. 2021 Equity Inventive Plan (the “Plan”); and

WHEREAS, after giving effect to increases in accordance with the “evergreen” provisions of the Plan, the maximum number of shares of common stock of the Company (“Common Stock”) currently available for grants of “Awards” (as defined under the Plan) (not counting shares of Common Stock that have previously been issued pursuant to the Plan or that are the subject of outstanding Awards under the Plan), is 4,376,571 all of which are available as grants as Incentive Stock Options (“ISOs”), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, after taking into account Awards granted under the Plan to date, there are currently 1,610,8421shares of Common Stock remaining available for additional Awards under the Plan; and

WHEREAS, in order to ensure that a sufficient number of shares of Common Stock are available under the Plan in order to properly incentivize those eligible to participate in the Plan, including future eligible participants, the Board believes it to be in the best interests of the Company and its shareholders to increase the maximum number of shares of Common Stock available for grants of Awards thereunder by 21,632,137 additional shares of Common Stock (the “Additional Reserved Shares”) (from 4,376,571 to 26,008,708 shares), not counting shares of Common Stock that have previously been issued pursuant to the Plan or that are the subject of outstanding Awards under the Plan; and

WHEREAS, the Board further believes it to be in the best interests of the Company and its shareholders that all such Additional Reserved Shares be available for grants of ISOs under the Plan, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any shares of Common Stock that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c) thereof; and

WHEREAS, Section 19 of the Plan authorizes the Board to amend the Plan, subject to stockholder approval to the extent that such approval is required by applicable law.

NOW, THEREFORE, subject to approval of the Company’s stockholders, effective the date hereof, the Plan is hereby amended as follows:

Section 3(a) of the Plan is hereby amended in its entirety, to read as follows:

“(a) Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan and the automatic increase set forth in Section 3(b), the maximum aggregate number of Shares that may be issued under the Plan is 26,008,708 Shares. In addition, Shares may become available for issuance under the Plan pursuant to Sections 3(b) and 3(c). The Shares may be authorized, but unissued, or reacquired Common Stock.”

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board of Directors of the Company on the date set forth above.

Smartkem, Inc.

By:
Name:	Ian Jenks
Title:	Chief Executive Officer
Date:

Appendix C

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SMARTKEM, INC.

SmartKem, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: Article V of the Amended and Restated Certificate of Incorporation of the Corporation be and hereby is amended and restated to read in its entirety as follows:

“This Article V is inserted for the management of the business and for the conduct of the affairs of the Corporation.

(A)      General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided by this Certificate of Incorporation or the DGCL.

(B)       Number of Directors; Election of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of the directors of the Corporation shall be fixed from time to time by resolution of the Board.

(C)      Classes of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors and until the Uplist Declassification Date (as defined below), the Board shall be divided into three classes, designated Class I, Class II and Class III. For so long as the Board is classified, each class shall consist, as nearly as may be possible, of one third of the total number of directors constituting the entire Board. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III at the time such classification becomes effective. Effective on the date on which the shares of Common Stock begin trading on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (the “Uplist Declassification Date”), the Board shall be automatically and immediately declassified without any further action by any person, so that every director will stand for election at the annual meeting immediately following the Uplist Declassification Date and at each annual meeting thereafter.

(D)      Terms of Office. Subject to the rights of holders of any series of Preferred Stock to elect directors and until the Uplist Declassification Date, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director initially assigned to Class I shall serve for a term expiring at the Corporation’s first annual meeting of stockholders held following the time at which the initial classification of the Board becomes effective; each director initially assigned to Class II shall serve for a term expiring at the Corporation’s second annual meeting of stockholders held following the time at which the initial classification of the Board becomes effective; and each director initially assigned to Class III shall serve for a term expiring at the Corporation’s third annual meeting of stockholders held following the time at which the initial classification of the Board becomes effective. From and after the Uplist Declassification Date (and, for the avoidance of doubt, at the annual meeting of stockholders immediately following the Uplist Declassification Date), each director shall be elected at each annual meeting of stockholders for a term expiring at the next succeeding annual meeting of stockholders. The term of office of each director serving as of the Uplist Declassification Date shall expire at the annual meeting of stockholders immediately following the Uplist Declassification Date, notwithstanding that such director may have been elected for a term that extended beyond the date of such annual meeting. Each director shall serve until the director’s term expires in accordance with the foregoing provisions and until such director’s successor is duly elected and qualified, or until such director’s prior death, resignation, disqualification or removal from office.

(E)       Vacancies. Subject to the rights of holders of any series of Preferred Stock, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. Any director elected in accordance with the preceding sentence shall (x) in the case of a newly created directorship, hold office for the full term of the class in which the newly created directorship was created (or, if such election occurs on or after the Uplist Declassification Date, until the next annual meeting of stockholders) or (y) in the case of a vacancy, hold office for the remaining term of his or her predecessor, and, in each case until his or her successor shall be elected and qualified, subject to his or her earlier death, disqualification, resignation or removal.

(F)       Removal. Subject to the rights of the holders of any series of Preferred Stock and until the Uplist Declassification Date, any director or the entire Board may be removed from office at any time by the holders of at least a majority in voting power of all then-outstanding shares entitled to vote in an election of directors, but only for cause. Subject to the rights of the holders of any series of Preferred Stock, from and after the Uplist Declassification Date, any director or the entire Board may be removed with or without cause by the holders of at least a majority in voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote at an election of directors.

(G)       Committees. Pursuant to the Bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”), the Board may establish one or more committees to which may be delegated any or all of the powers and duties of the Board to the full extent permitted by law.

(H)      Stockholder Nominations and Introduction of Business. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.

(I)       Preferred Stock Directors. During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article IV hereof or any Preferred Stock Designation, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total number of authorized directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his earlier death, disqualification, resignation or removal. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof or any Preferred Stock Designation, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (and each such director then in office shall thereupon cease to be qualified) and the total authorized number of directors of the Corporation shall be reduced accordingly.

SECOND: The foregoing amendment to the Amended and Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer this    day of     , 2023.

By:
Ian Jenks
Chief Executive Officer

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SMARTKEM, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors (Class II to serve until the 2026 Annual Meeting of Stockholders)	☐	☐	☐

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____

Nominees:

01) Klaas de Boer
02) Sri Peruvemba

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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SMARTKEM, INC. MANCHESTER TECHNOLOGY CENTRE HEXAGON TOWER DELAUNAYS ROAD BLACKLEY MANCHESTER, M9 8GQ UNITED KINGDOM VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on August 24, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SMTK2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on August 24, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com SMARTKEM, INC. Annual Meeting of Stockholders August 25, 2023 12:00 PM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Ian Jenks and Barbra C. Keck, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of SmartKem, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually via the Internet at www.virtualshareholdermeeting.com/SMTK2023, at 12:00 PM., Eastern Time on Friday, August 25, 2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.